SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT




            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


              Date of Report  - October 15, 2002
              ----------------------------------
              (Date of Earliest Event Reported)



              Slippery Rock Financial Corporation
              -----------------------------------
     (Exact Name of Registrant as specified in its charter)


     Pennsylvania               0-21720            25-1674381
     ------------             ----------           ----------
(State of Incorporation) (Commission File No.)   (IRS Employer
                                                    I.D. No.)


    100 South Main Street, Slippery Rock Pennsylvania 16057
    -------------------------------------------------------
           (Address of principal executive offices)


Registrant's telephone number, including area code: 724.794.2210




Item 5.  Other Events.
         ------------

     On October 18, 2002, Slippery Rock Financial Corporation (the "Registrant") announced that its wholly owned banking subsidiary, The First National Bank of Slippery Rock, has entered into a written agreement (the "Agreement") with the Office of the Comptroller of the Currency (the "OCC"). A copy of the press release announcing the agreement is attached hereto as Exhibit 99.1. A copy of the agreement is attached hereto as
Exhibit 99.2.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a) and (b)  None.

     (c) Exhibits:

     Exhibit 99.1.  Press Release, dated October 18, 2002, of
                    Slippery Rock Financial Corporation.

     Exhibit 99.2   Agreement, dated October 15, 2002, between
                    The First National Bank of Slippery Rock and the Office of the Comptroller of the Currency.



                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 18, 2002    SLIPPERY ROCK FINANCIAL CORPORATION
                                                  (Registrant)




                             By: /s/ William C. Sonntag
                                 ----------------------
                                 William C. Sonntag
                                    President & CEO



                       EXHIBIT INDEX

Exhibit               Description

  99.1         Press Release, dated October 18, 2002, of
               Slippery Rock Financial Corporation.

  99.2         Agreement, dated October 15, 2002, between The
               First National Bank of Slippery Rock and the
               Office of the Comptroller of the Currency.